EXHIBIT 99.1

OAKLEY, INC.
1995 STOCK INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

          This RESTRICTED STOCK AGREEMENT (this “Agreement”), dated as of the [   ] day of                     20   , is entered into by and between Oakley, Inc., a Washington corporation (the “Company”), and                    , a member of the Company’s Board of Directors (the “Grantee” and together with the Company the “Parties”). Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings set forth in the Company’s 1995 Stock Incentive Plan, as amended (the “Plan”).

RECITALS

          WHEREAS, on                    ,    , 20    (the “Date of Grant”), the Board of Directors (the “Board”) of the Company awarded the Grantee                     shares of the Company’s Common Stock, par value $0.01 (“Common Stock”), pursuant to, and subject to the terms and provisions of the Plan.

          NOW, THEREFORE, in consideration of the Grantee’s past services actually rendered to the Company, the Grantee’s agreement to provide future services to the Company and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

     1. Grant of Restricted Stock and Escrow of Restricted Stock.

          a. Grant of Restricted Stock. The Grantee is entitled to                     shares of Common Stock pursuant to the terms and conditions of this Agreement (the “Restricted Stock”).

          b. Escrow of Restricted Stock. To secure the availability for delivery of the Grantee’s Restricted Stock, the shares shall be held in electronic form in an account by the Company’s transfer agent or other designee until the Restricted Period (as defined below) has lapsed with respect to the shares of Restricted Stock, or until such time as this Agreement no longer is in effect. In the event the Plan Administrator elects not to hold the shares in electronic form, the Grantee hereby appoints the Secretary of the Company, or any other person designated by the Company as escrow agent, as its attorney-in-fact to assign and transfer unto the Company such Restricted Stock, if any, forfeited by the Grantee pursuant to Section 5 below and shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Company, the share certificates representing the Restricted Stock, together with the stock assignment provided by the Company duly endorsed in blank. The Restricted Stock and stock assignment shall be held by the Secretary in escrow until the Restricted Period (as defined below) has lapsed with respect to the shares of Restricted Stock, or until such time as this Agreement no longer is in effect.

     2. Restrictions and Restricted Period.

          a. Restrictions. Shares of Restricted Stock granted hereunder may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of and shall be subject to a risk of forfeiture as described in Section 5 below until the lapse of the Restricted Period (as defined below).

          b. Restricted Period. Subject to Section 3 and Section 5 of this Agreement, 100% of the Restricted Stock shall be released from the restrictions described in Section 2.a (the “Restrictions”) and shall become non-forfeitable upon the earlier of (i) the date twelve (12) months from the Date of Grant or (ii) the day immediately preceding the first meeting of the Company’s stockholders at which directors are to be elected that occurs after the Date of Grant. The period during which the Restrictions are applicable to a share of Restricted Stock is referred to herein as the “Restricted Period” with respect to such Restricted Stock. Notwithstanding anything to the contrary, the release of the shares of Restricted Stock hereunder shall be conditioned upon Grantee’s making adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the release of the shares from the Restrictions (or at the time a Section 83(b) election is made), whether by withholding of shares of Common Stock, direct payment to the Company, or otherwise.

     3. Change in Control. Should a Change in Control occur during Grantee’s period of Board service, the Restricted Stock shall be released from the Restrictions and shall become non-forfeitable immediately prior to the consummation of such Change in Control. For purposes of this Agreement, a “Change in Control” shall be deemed to have occurred if:

          (i) any “person”, as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Act”) (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; Jim Jannard, his affiliates, spouse, widow, lineal descendants and heirs, devisees and donees, and trusts created by Jim Jannard for the benefit of such persons; or any company owned, directly or indirectly, by all the stockholders of the Company in substantially the same proportions as their ownership of the Company’s common stock (each such person, and “Excluded Person”) is or becomes after the Date of Grant the “beneficial owner” (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company) representing 25% or more of the combined voting power of the Company’s then outstanding securities; or

          (ii) during any period of two consecutive years (not including any period prior to the Date of Grant), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this subsection (a)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

          (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than an Excluded Person) acquires more than 25% of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control; or

          (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets;

provided, however, that no event shall be deemed to be a Change in Control if, immediately following such event, Jim Jannard, his affiliates, spouse, widow, lineal descendants and heirs, devisees and donees, and trusts created by Jim Jannard for the benefit of such persons shall together be the beneficial owners of 50% or more of the then outstanding shares of the common stock of the Company or any successor.

     4. Rights of a Stockholder. From and after the Date of Grant and for so long as the Restricted Stock is held by or for the benefit of the Grantee, the Grantee shall have all the rights of a stockholder of the Company with respect to the Restricted Stock, including, but not limited to, the right to receive dividends and the right to vote such shares. If there is any stock dividend, stock split or other change in character or amount of the Restricted Stock, then in such event, any and all new, substituted or additional securities to which Grantee is entitled by reason of the Restricted Stock shall be immediately subject to the Restrictions with the same force and effect as the Restricted Stock subject to such Restrictions immediately before such event. If there is any cash dividend declared on the Restricted Stock, such cash dividend shall be immediately subject to the Restrictions with the same force and effect as the Restricted Stock subject to such Restrictions and shall be held by the Company on behalf of the Grantee until the Restrictions lapse.

     5. Cessation of Service; Termination of Agreement. If the Grantee should cease to serve as a member of the Board for any reason, then this Agreement shall terminate and all rights of the Grantee hereunder shall cease. The Restricted Stock that is at that time subject to the Restrictions and any and all accrued but unpaid dividends thereon shall be forfeited to the Company without payment of any consideration by the Company, and neither the Grantee nor any of his successors, heirs, assigns, or personal representatives shall thereafter have any further rights or interests in such shares of Restricted Stock or accrued but unpaid dividends.

     6. Certificates. Restricted Stock granted herein may be evidenced in such manner as the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Grantee, then the Company shall retain physical possession of the certificates.

     7. Legends. All certificates representing any of the shares of Restricted Stock subject to the provisions of this Agreement shall have endorsed thereon the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN FORFEITURE PROVISIONS AND RESTRICTIONS UPON TRANSFER AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE HOLDER OF THE SHARES, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.”

     8. Tax Consequences. Set forth below is a brief summary as of the date of grant of certain United States federal income tax consequences of the award of the Restricted Stock. THIS SUMMARY DOES NOT ADDRESS EMPLOYMENT, SPECIFIC STATE, LOCAL OR FOREIGN TAX CONSEQUENCES THAT MAY BE APPLICABLE TO GRANTEE. GRANTEE UNDERSTANDS THAT THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.

          Unless the Grantee makes a Section 83(b) election as described below, the Grantee shall recognize ordinary income at the time or times the shares of Restricted Stock are released from the Restrictions in an amount equal to the the fair market value of such shares on each such date less the price paid for such shares, if any, and the Company shall be required to collect all the applicable withholding taxes with respect to such income. The obligations of the Company under the Plan are conditioned on your making arrangements for the payment of any such taxes.

     9. Section 83(b) Election. The Grantee hereby acknowledges that he has been informed that, with respect to the grant of Restricted Stock, an election may be filed by the Grantee with the Internal Revenue Service, within 30 days of the Date of Grant, electing pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to be taxed currently on the fair market value of the Restricted Stock on the Date of Grant.

     IF THE GRANTEE CHOOSES TO FILE AN ELECTION UNDER SECTION 83(B) OF THE CODE, THE GRANTEE ACKNOWLEDGES THAT IT IS THE GRANTEE’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF THE GRANTEE REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON THE GRANTEE’S BEHALF.

     BY SIGNING THIS AGREEMENT, THE GRANTEE REPRESENTS THAT HE HAS REVIEWED WITH HIS OWN TAX ADVISORS THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND THAT HE IS RELYING SOLELY ON SUCH ADVISORS AND NOT ON ANY STATEMENTS OR REPRESENTATIONS OF THE COMPANY OR ANY OF ITS AGENTS. THE GRANTEE UNDERSTANDS AND AGREES THAT HE (AND NOT THE COMPANY) SHALL BE RESPONSIBLE FOR ANY TAX LIABILITY THAT MAY ARISE AS A RESULT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

     10. Miscellaneous.

          a. Notices. Any notice required or permitted under this Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Grantee either at his address herein below set forth or such other address as he may designate in writing to the Company, or to the Company to the attention of the Secretary, at the Company’s address or such other address as the Company may designate in writing to the Grantee.

          b. Failure to Enforce Not a Waiver. The failure of the Company or the Grantee to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

          c. Governing Law. This Agreement shall be governed by and construed according to the laws of the State of Washington without giving effect to the choice of law principles thereof.

          d. Amendments. This Agreement may be amended or modified at any time by an instrument in writing signed by the Parties. The Grantee agrees upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of this Agreement.

          e. No Impairment of Rights. Neither the grant of Restricted Stock, the execution of this Agreement nor any other action taken in connection herewith shall interfere with or otherwise restrict in any way the rights of the Company and the Company’s stockholders to remove the Grantee from the Board at any time in accordance with the provisions of applicable law.

          f. Entire Agreement; Plan Controls. This Agreement and the Plan contain the entire understanding and agreement of the Parties concerning the subject matter hereof, and supersede all earlier negotiations and understandings, written or oral, between the Parties with respect thereto. This Agreement is made under and subject to the provisions of the Plan, and all of the provisions of the Plan are hereby incorporated by reference into this Agreement. In the event of any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern. By signing this Agreement, the Grantee confirms that he has received a copy of the Plan and has had an opportunity to review the contents thereof.

          g. Captions. The captions and headings of the sections and subsections of this Agreement are included for convenience only and are not to be considered in construing or interpreting this Agreement.

          h. Counterparts. This Agreement may be executed in counterparts, each of which when signed by the Company or the Grantee will be deemed an original and all of which together will be deemed the same agreement.

          i. Assignment. The Company may assign its rights and delegate its duties under this Agreement. If any such assignment or delegation requires consent of any state securities authorities, the parties agree to cooperate in requesting such consent. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon the Grantee, his heirs, executors, administrators, successors and assigns.

          j. Severability. This Agreement will be severable, and the invalidity or unenforceability of any term or provision hereof will not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any invalid or unenforceable term or provision, the Parties intend that there be added as a part of this Agreement a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

          IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year first above written.

OAKLEY, INC.
By:
[Insert Name]
[Insert Title]

The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Agreement.

[Insert Name of Director]

Number of Shares

Address